Exhibit 99.2

This Statement on Form 4 is filed by Apollo Management V, L.P., YBR Holdings, LLC, YBR Netherlands I, L.P., YBR Netherlands II, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG and Apollo Advisors V, L.P.  The principal business address of each of the Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  November 23, 2004

Issuer Name and Ticker or Trading Symbol:  Compass Minerals International, Inc. (CMP)

Date:	November 24, 2004	YBR HOLDINGS, LLC

		BY:	APOLLO MANAGEMENT V, L.P
as Manager

			By:	AIF V MANAGEMENT, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	YBR NETHERLANDS I, L.P.

		BY:	YBR HOLDINGS, LLC
Its General Partner

			By:	APOLLO MANAGEMENT V, L.P.
as Manager

			By:	AIF V MANAGEMENT, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	YBR NETHERLANDS II, L.P.

		BY:	YBR HOLDINGS, LLC
Its General Partner

			By:	APOLLO MANAGEMENT V, L.P.
as Manager

			By:	AIF V MANAGEMENT, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO INVESTMENT FUND V, L.P.

		BY:	APOLLO ADVISORS V, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO OVERSEAS PARTNERS V, L.P.

		BY:	APOLLO ADVISORS V, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO NETHERLANDS PARTNERS V (A), L.P.

		BY:	APOLLO ADVISORS V, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO NETHERLANDS PARTNERS V (B), L.P.

		BY:	APOLLO ADVISORS V, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO GERMAN PARTNERS V GmbH & CO. KG

		BY:	APOLLO ADVISORS V, L.P.
Its General Partner

			By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

				By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO MANAGEMENT V, L.P.

		BY:	AIF V MANAGEMENT, INC.
Its General Partner

			By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Date:	November 24, 2004	APOLLO ADVISORS V, L.P.

		BY:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

			By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President